United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) December 7, 2001


                         Canada Southern Petroleum Ltd.
             (Exact Name of registrant as specified in its charter)


   Nova Scotia, Canada                   1-3793               98-0085412
---------------------------          ------------       --------------------
(State or other jurisdiction          (Commission           (IRS Employer
       of incorporation)             File Number)        Identification No.)


      Suite 505, 706 Seventh Avenue, S.W., Calgary, Alberta, Canada T2P 0Z1
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (403) 269-7741


                                 Not Applicable
         (Former name or former address, if changed since last report.)



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                                    FORM 8-K

                         CANADA SOUTHERN PETROLEUM LTD.





Item 5.  Other Events

         On various dates in early December 2001, each of the defendants in the Kotaneelee litigation filed notices in the Court of Appeal of Alberta setting forth their intent to appeal certain parts of the judgment of the trial court dated September 14, 2001.

         The Company's Annual Report on Form 10-K for the year ended December 31, 2000 should be read for a detailed discussion of the Kotaneelee litigation.

                                    FORM 8-K


                         CANADA SOUTHERN PETROLEUM LTD.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        CANADA SOUTHERN PETROLEUM LTD.
                               (Registrant)



                        By  /s/ Ben A. Anderson
                            -------------------------
                            Ben A. Anderson
                            President



Date:  December 20, 2001